Filed Pursuant to Rule 497(e)
Registration No. 033-06970
THE GAMCO WESTWOOD FUNDS (the “Trust”)
GAMCO Westwood SmallCap Equity Fund (the “SmallCap Equity Fund”)
Supplement dated April 14, 2011, to the Trust’s ABCI Prospectus dated January 31, 2011.
Effective immediately, the following information replaces the first sentence on page 11 under the “Purchase and Sale of Fund Shares” sub-heading of the “Summary of the Funds” section of the Trust’s ABCI Prospectus for the SmallCap Equity Fund:
“The minimum initial investment must be at least $1,000 ($250 for “IRAs”, “Roth” IRAs, SEP IRAs, or “Coverdell” Education Savings Plans).
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE